                                                                    EXHIBIT 10.6



--------------------------------------------------------------------------------

                                 dELiA*s Inc.


                             RESTRICTED STOCK PLAN

         (Formerly known as the dELiA*s LLC Restricted Interest Plan)


--------------------------------------------------------------------------------


            Amended and Restated Effective as of December 18, 1996

                               Table of Contents
                               -----------------

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                                                              Page
                                                              ----

I.   PURPOSE OF THE PLAN......................................  1

II.  DEFINITIONS..............................................  1

III. EFFECTIVE DATE..........................................   3

IV.  ADMINISTRATION...........................................  4
     A.    Duties of the Committee............................  4
     B.    Advisors...........................................  4
     C.    Indemnification....................................  4
     D.    Determinations.....................................  4

V.   RESTRICTED STOCK; ADJUSTMENT UPON CERTAIN EVENTS.........  4
     A.    Restricted Stock to be Delivered; Fractional Shares  4
     B.    General Limitation.................................  5
     C.    Adjustments; Recapitalization, Etc. ...............  5

VI.  TERMS OF RESTRICTED STOCK................................  5
     A.    Issuance...........................................  5
     B.    Restricted Stock and Certificates..................  5
           1.   Legend........................................  6
           2.   Custody.......................................  6
           3.   Buy Out and Settlement Provisions.............  6
     C.    Restrictions and Conditions........................  6
           1.   Restriction Period............................  6
           2.   Vesting.......................................  6
           3.   Acceleration of Vesting.......................  7
           4.   Rights as Stockholder.........................  7
           5.   Lapse of Restrictions.........................  8
     D.    Non-Competition and Other Provisions...............  8

VII.  EFFECT OF TERMINATION OF EMPLOYMENT.....................  8

VIII. NONTRANSFERABILITY......................................  8

IX.   TERMINATION, AMENDMENT AND MODIFICATION.................  9

X.    GENERAL PROVISIONS......................................  9
      A.   Right to Terminate Employment......................  9
      B.   Purchase for Investment............................  9
      C.   Trusts, Etc. ...................................... 10


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                                                   ----
    D.     Notices................................  10
    E.     Severability of Provisions.............  10
    F.     Payment to Minors, Etc.................  10
    G.     Headings and Captions..................  10
    H.     Controlling Law........................  11
    I.     Other Benefits.........................  11
    J.     Costs..................................  11
    K.     Section 16(b) of the Exchange Act......  11

XI. WITHHOLDING TAXES.............................  11

                                 dELiA*s Inc.

                             RESTRICTED STOCK PLAN


I.   PURPOSE OF THE PLAN
     -------------------

          Prior to the reorganization of dELiA*s LLC (the "Reorganization"), dELiA*s LLC adopted the dELiA*s LLC Restricted Interest Plan (the "Restricted Interest Plan"), effective February 1, 1996, under which certain of its employees were granted restricted class B membership interests in dELiA*s LLC. The purpose of the dELiA*s Inc. (the "Company") Restricted Stock Plan (the "Plan"), which is an amendment and restatement of the Restricted Interest Plan, is to continue in effect, and make certain adjustments to, the outstanding restricted interest awards made under the Restricted Interest Plan to certain employees of the Company in order to reflect the Reorganization. No new awards are available under the Plan.


II.  DEFINITIONS
     -----------

          In addition to the terms defined elsewhere herein, for purposes of the Plan, the following terms will have the following meanings when used herein with initial capital letters:

          A. "Agreement" means the separate agreement between a Participant and the Company (in a form to be determined by the Committee) which continues the obligations under the "restricted interest agreement" entered into between the Participant and dELiA*s LLC pursuant to the Restricted Interest Plan and adjusts each Participant's Award thereunder into Restricted Stock.

          B. "Award" means a restricted Class B membership interest award made to a Participant under the Restricted Interest Plan which is adjusted hereunder into an award of Restricted Stock to reflect the Reorganization. Such Award shall be confirmed by, and subject to, the terms of the Agreement.

          C.   "Board" means the Board of Directors of the Company.

          D. "Cause" means that the Committee shall have determined that (i) the Participant shall have committed fraud or any felony in connection with the Participant's duties as an employee of the Company, or willful misconduct or any act of disloyalty, dishonesty, fraud or breach of trust or confidentiality as to the Company or the commission of any other act which causes or may reasonably be expected to cause economic or reputational injury to the Company; (ii) a Termination of Employment would be deemed to be for Cause under any employment agreement between the Company and the Participant; or (iii) any other reason as the Committee shall in good faith determine. Cause shall be deemed to exist as of the date any of the above events occur even if the Committee's determination is later and whether or not such determination is made before or after Termination of Employment.

          E. "Code" means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

          F. "Common Stock" means the common stock, $.01 par value, of the Company.

          G. "Company" means dELiA*s Inc., a corporation organized under the laws of the State of Delaware.

          H. "Committee" means a committee of the Board appointed from time to time by the Board. Solely to the extent required under Rule 16b-3 under the Exchange Act ("Rule 16b-3"), such committee shall consist solely of two or more "non-employee directors" as defined in Rule 16b-3. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

          I. "Competitive Activity" means (i) being employed by, consulting to or being a director of any business, or engaging directly or indirectly in any business activity or enterprise, that is competitive with any activity conducted by the Company, or of the division that the Participant is or was employed by;
(ii) soliciting for employment or consulting, employing or retaining, or assisting another Person to employ or retain, directly or indirectly, any employees of the Company or any Person who was an employee of the Company in the prior twelve months; provided, however, that employing or retaining, or assisting another Person to employ or retain, any Person whose employment with the Company has been terminated without Cause or any Person that is non-exempt under the Federal Fair Labor Standards Act, 29 USC (S) 213(a)(1), shall not be considered Competitive Activity; (iii) soliciting, contacting, or otherwise doing business with any Person that at any time in the prior twelve months has sold or contributed goods or services to the Company or has been a customer, client, agent, broker or dealer of or for the Company; or (iv) such other activity as the Committee in its sole discretion shall determine.

          J. "Disability" means a permanent and total disability, rendering a Participant unable to perform the duties performed by the Participant for the Company by reason of physical or mental disability, as determined by the Committee in its sole discretion. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

          K. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

          L. "Key Employee" means any individual who is an officer or other valuable employee of the Company, as determined by the Committee in its sole discretion. A Key Employee may, but need not, be an officer of the Company.

          M. "Participant" means a Key Employee who was selected to participate in, and who received and Award under, the Restricted Interest Plan. A Participant shall include such Key Employee and his or her heirs, executors, administrators, legal representatives, estate or designated beneficiary, as the context may require.

          N. "Person" means any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

          O. "Restricted Stock" means the restricted class B membership interests granted to a Participant under the Restricted Interest Plan, which are adjusted to reflect the Reorganization and are converted to shares of Common Stock subject to the restrictions under Article VI of the Plan.

          P. "Restriction Period" shall have the meaning set forth in Section VI(C) hereof.

          Q. "Retirement" means a Termination of Employment at or after age 65 (or, with the consent of the Committee, before age 65 but after age 45).

          R. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

          S. "Termination of Employment" with respect to a Participant means that a Key Employee is no longer actively employed by the Company on a full-time basis, irrespective of whether or not such Key Employee is receiving salary continuance pay, is continuing to participate in other employee benefit programs or is otherwise receiving severance type payments. A Termination of Employment shall not include a leave of absence approved for purposes of the Plan by the Committee. For purposes of the Plan, a full-time employee is an individual who is scheduled to work at least thirty (30) hours per week.

          T. "Transfer" or "Transferred" means anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.


III. EFFECTIVE DATE
     --------------

          The Plan shall become effective on December 18, 1996 (the "Effective Date"), subject to its approval and adoption by the stockholders of the Company solely to the extent required by any applicable rule of a national securities exchange or system sponsored by the National Association of Securities Dealers or applicable law.

IV.  ADMINISTRATION
     --------------

          A.   Duties of the Committee.  The Committee shall have full authority
               -----------------------
to administer and interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to select Participants in the Plan; and to make all other determinations and to take all such steps in connection with the Plan and any Restricted Stock as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties.

          B.   Advisors.  The Committee may employ such legal counsel,
               --------
consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

          C.   Indemnification.  To the maximum extent permitted by applicable
               ---------------
law, no officer of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Award. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company, each officer shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by any Participant with regard to any Award.

          D.   Determinations.  Each determination, interpretation or other
               --------------
action made or taken pursuant to the provisions of the Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Company, officers and other employees of the Company, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.


V.   RESTRICTED STOCK; ADJUSTMENT UPON CERTAIN EVENTS
     ------------------------------------------------

          A.   Restricted Stock to be Delivered; Fractional Shares.  Any
               ---------------------------------------------------
Restricted Stock to be issued under the Plan shall be made available in a manner that adjusts for, and recognizes the effects of, the Reorganization on the restricted class B membership interest awards.

Fractional shares resulting from adjustment pursuant to Section V(C) shall be issued pursuant to the terms of the Plan.

          B.   General Limitation.  Subject to adjustment as provided in this
               ------------------
Article V, the maximum number of shares of Common Stock with respect to which Restricted Stock may be issued under the Plan shall not exceed 704,794.

          C.   Adjustments; Recapitalization, Etc.  The existence of the Plan
               -----------------------------------
and any Restricted Stock issued hereunder shall not affect in any way the right or power of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, the liquidation of the Company, any sale or transfer of all or part of its assets or business or any other Company act or proceeding. The Committee may make or provide for such adjustments in the maximum number of shares of Common Stock specified in Section V(B), in the number of shares of Common Stock covered by outstanding Restricted Stock issued hereunder, or such other adjustments in the number of shares of Common Stock, kind of Restricted Stock received, or type or kind of Awards as the Committee in its sole discretion may determine is equitably required to prevent dilution or enlargement of the rights of Participants or to otherwise recognize the effect that otherwise would result from any distribution, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, or any other Company transaction or event having an effect similar to any of the foregoing.


VI.  TERMS OF RESTRICTED STOCK
     -------------------------

          A.   Issuance.  The eligible Key Employees to whom Restricted Stock
               --------
will be issued under the Plan shall be those Key Employees who received prior Awards under the Restricted Interest Plan. Based solely on the grant of restricted class B membership interests made under the Restricted Interest Plan, the Committee shall determine the number of shares of Restricted Stock to be issued, the time or times within which such Restricted Stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Restricted Stock.

          B.   Restricted Stock and Certificates.  The Participants receiving
               ---------------------------------
Restricted Stock shall not have any rights with respect to such Restricted Stock, unless and until such Participant has delivered a fully executed copy of the Restricted Stock Agreement to the Company and has otherwise complied with the applicable terms and conditions of such Restricted Stock Agreement and the Plan. Notwithstanding the foregoing, if a Participant refuses to deliver a fully executed Restricted Stock Agreement, the Participant's "restricted interest agreement" under the Restricted Interest Plan shall continue in effect but shall be deemed to apply to Restricted Stock instead of restricted class B membership interests. Further, Restricted Stock shall be subject to the following conditions:

          1.   Legend.  Each Participant receiving Restricted Stock shall be
               ------
issued a certificate in respect of such Restricted Stock, which shall be in such form approved by the Committee, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially in the following form:

          "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of dELiA*s Inc. (the "Company") common stock represented hereby are subject to the terms and conditions (including forfeiture) of the dELiA*s Inc. Restricted Stock Plan and an Agreement entered into between the Participant and the Company dated __________, 199_. Copies of such Plan and Agreement are on file at the principal office of the Company."

          2.        Custody.  The Committee shall require that the certificates
                    -------
evidencing such Restricted Stock be held in custody by the Company or its duly designated agent until the restrictions thereon shall have lapsed, and that, as a condition thereof, the Participant shall deliver any documents relating to the Common Stock covered by such Restricted Stock that the Committee requires in order to arrange custody of such Common Stock including a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

          3.        Buy Out and Settlement Provisions.  The Committee may at any
                    ---------------------------------
time on behalf of the Company offer to buy out any Restricted Stock previously issued, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

      C.      Restrictions and Conditions.  Any Restricted Stock issued
              ---------------------------
pursuant to the Plan shall be subject to Article VIII and the following restrictions and conditions:

          1.        Restriction Period.  The Participant shall not be permitted
                    ------------------
to Transfer Restricted Stock issued under the Plan during the period commencing on the date the Award was made to the Participant under the Restricted Interest Plan (the "Restriction Period"), as set forth in the Agreement and such Agreement may set forth a vesting schedule and any events that would accelerate the vesting of the Restricted Stock. Within these limits, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock and/or waive the deferral limitations for all or any part of such Restricted Stock.

          2.        Vesting.  Except with respect to a Change of Control as set
                    -------
forth in Section VI(C)(3) below and except as may be set forth in the Agreement, the Restricted Stock of a Participant shall vest fully on the thirty month anniversary of the date of the Award to such Participant under the Restricted Interest Plan.

          3.   Acceleration of Vesting.  Unless the Committee determines
               -----------------------
otherwise at the time of issuance as set forth in the Agreement, Restricted Stock under the Plan shall become fully vested immediately upon a Change of Control. For this purpose, a "Change of Control" shall be deemed to have occurred upon:

             (a) an acquisition after the Effective Date by any individual, entity, or group of ownership of all the Company's assets, including, but not limited to, by merger, consolidation or by purchase; excluding, however, the following: (x) any such acquisition by the Company or (y) any such acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company; or

            (b) the approval of the Board of (i) a complete liquidation of the Company or (ii) the sale or other disposition of the assets of the Company, including a merger or consolidation (hereinafter referred to as a "Disposition"); excluding, however, such a Disposition to a corporation or other business entity (hereinafter referred to as "Entity") with respect to which, following such Disposition, (x) 70% or more of the combined voting power of the then outstanding voting securities of or interests in such Entity entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were beneficial owners of the outstanding voting securities of the Company immediately prior to such Disposition, (y) no Person (other than the Company and any employee benefit plan (or related trust) of the Company or such Entity and any Person beneficially owning, immediately prior to such Disposition, directly or indirectly, 70% or more of the combined voting power of the Company will beneficially own, directly or indirectly, 70% or more of the combined voting power of the then outstanding voting securities or interests of such Entity entitled to vote generally in the election of directors or managers, and (z) individuals who were directors of the Company will constitute at least a majority of the members of the board of directors or other governing or managing body of such Entity.

          4.        Rights as Stockholder.  Except as specifically set forth
                    ---------------------
herein or the Agreement, a Participant covered by an Award shall have no rights as a stockholder of the Company with respect to any shares of Restricted Stock including, without limitation, the right to vote such shares, unless and until the Restricted Period lapses and the Participant is fully vested in such shares. Stephen I. Kahn, the President, Chief Executive Officer and Chairman of the Board, shall have the sole authority and right to vote the shares of Restricted Stock during the Restriction Period and until all vesting requirements with respect thereto have been fulfilled. The Participant shall execute such documents and take such further actions with respect to the exercise of voting rights appurtenant to shares of Restricted Stock as the Committee, in its sole discretion, determines necessary. With respect to any Restricted Stock, in no event shall the Participant receive any other shares, securities, moneys or property representing a distribution in respect of any Restricted Stock or resulting from a reclassification or other like changes of the Restricted Stock, or otherwise received in exchange therefor, and any rights issued to the Participant in respect of the Restricted Stock (collectively, "RS Property") until and unless the Restriction Period expires. During the Restriction Period, such RS Property shall be deemed credited to a book-entry account held on behalf of the Participant but shall be subject to the same restrictions, including those under this subsection (4) and subsection (2) above, as the Restricted

Stock with regard to which they are issued and shall herein be encompassed within the term "Restricted Stock." From and after the date of transfer of the Restricted Stock to the Participant, RS Property shall not bear any interest.

               5.   Lapse of Restrictions.  If and when the Restriction Period
                    ---------------------
expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares of Common Stock shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except for legends permitted or required to be placed thereon under applicable law.

          D.   Non-Competition and Other Provisions.  In consideration of the
               ------------------------------------
issuance of any Restricted Stock as well as the grant of restricted membership interests made under the Restricted Interest Plan, by accepting the Restricted Stock the Key Employee agrees during employment and, in the event any Restricted Stock vests, for a period ending one year following the date of the Key Employee's Termination of Employment, not to engage in any Competitive Activity, except to the extent consented to by the Committee in writing. Each Key Employee who received an Award acknowledges that the Company will suffer irreparable harm in the event such Key Employee engages in any Competitive Activity during this period, and agrees that in addition to its remedies at law, the Company shall be entitled to injunctive relief as a consequence of a violation or threatened violation of this covenant. The Committee will have the discretion to impose in a Key Employee's Agreement such other conditions, limitations and restrictions as it determines are appropriate in its sole discretion, including any waivers of rights which a Key Employee may have.


VII. EFFECT OF TERMINATION OF EMPLOYMENT
     -----------------------------------

          Except with respect to a Change of Control and except as set forth in the Agreement and the Plan, upon a Participant's Termination of Employment for any reason (including, without limitation, Disability or Retirement) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited in accordance with the terms and conditions established by the Committee at issuance or thereafter.


VIII.  NONTRANSFERABILITY
       ------------------

          No Restricted Stock may be Transferred prior to the date on which any applicable restriction thereon lapses. No Restricted Stock shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer such Restricted Stock shall be void, and no such Restricted Stock shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Restricted Stock, nor shall it be subject to attachment or legal process for or against such person.

IX.  TERMINATION, AMENDMENT AND MODIFICATION
     ---------------------------------------

          The Plan shall terminate at the close of business on the tenth anniversary of the original effective date of the Restricted Interest Plan, i.e., February 1, 2006 (the "Termination Date"), unless terminated sooner as hereinafter provided, and no Restricted Stock shall be issued under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Restricted Stock that by their terms continue beyond the Termination Date. At any time prior to the Termination Date, the Committee may amend or terminate the Plan or suspend the Plan in whole or in part.

          The Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise
                                      --------  -------
required by law or specifically provided herein, the rights of a Participant with respect to any Restricted Stock issued prior to such amendment, suspension or termination, may not be materially impaired without the consent of such Participant and, provided further, solely to the extent required by applicable law, without the approval of stockholders of the Company, no amendment may be made which would (i) increase the number of shares of Common Stock that may be issued under the Plan (except by operation of Article V); or (ii) extend the maximum Restriction Period.

          The Committee may amend the terms of any Restricted Stock issued, prospectively or retroactively, but, subject to Article VI above or as otherwise provided herein, no such amendment or other action by the Committee shall materially impair the rights of any Participant without the Participant's consent.


X.   GENERAL PROVISIONS
     ------------------

          A.   Right to Terminate Employment.  Neither the adoption of the Plan
               -----------------------------
nor the issuance of any Award hereunder shall impose any obligation on the Company to continue the employment of any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company.

          B.   Purchase for Investment.  If the Committee determine that the law
               -----------------------
so requires, the holder of any Restricted Stock issued hereunder shall, upon any vesting or conversion thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Restricted Stock then acquired for such Participant's own account and not with a view to the resale or distribution in violation of the Securities Act, that no subsequent offer for sale, sale, transfer or assignment of any such interests shall be made unless it is first registered under the Securities Act or an exemption from registration is available (and then it may be sold only in compliance with all applicable state securities laws), and that a legend may be placed on any certificates representing the Restricted Stock to that effect and that a stop transfer order may be placed against it.

          C.  Trusts, Etc.  Nothing contained in the Plan and no action taken
              ------------
pursuant to the Plan (including, without limitation, the issuance of any Restricted Stock thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

          D.   Notices.  Any notice to the Company required by or in respect of
               -------
the Plan will be addressed to the Company at 435 HUDSON STREET, NEW YORK, NEW
YORK 10014   Attention: STEPHEN KAHN, or such other place of business as shall become the Company's principal executive offices from time to time. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, any Restricted Stock and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of the Plan will be deemed to have been duly given when delivered in person or when dispatched by telegram or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

          E.   Severability of Provisions.  If any provisions of the Plan shall
               --------------------------
be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

          F.   Payment to Minors, Etc.  Any benefit payable to or for the
               -----------------------
benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

          G.   Headings and Captions.  The headings and captions herein are
               ---------------------
provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

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

          H.  Controlling Law.  The Plan shall be construed and enforced
              ---------------
according to the laws of the State of Delaware.

          I.   Other Benefits.  No payment under the Plan shall be considered
               --------------
compensation for purposes of computing benefits under any retirement plan of the Company nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability of benefits is related to the level of compensation.

          J.   Costs.  The Company shall bear all expenses included in
               -----
administering the Plan, including expenses of issuing any Restricted Stock.

          K.   Section 16(b) of the Exchange Act.  The Committee may establish
               ---------------------------------
guidelines designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan.

XI.  WITHHOLDING TAXES
     -----------------

          The Company shall have the right to deduct from any payment to be made to a Participant or to otherwise require, prior to the issuance or delivery of any Restricted Stock, or the payment of any cash hereunder, payment by the Participant to the Company of any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock or upon making an election pursuant to Code Section 83(b), a Participant shall pay all required withholding to the Company. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld, including, but not limited to (i) deducting the amount to be withheld from any other amount then or thereafter payable to the Participant, his or her beneficiary or estate, and (ii) requiring a Participant, his or her beneficiary or estate to pay the Company the amount required to be withheld as a condition of releasing any Common Stock.

          The Committee may permit, as it decides to approve in its sole discretion, any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivery of shares of Common Stock already owned.

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